UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________________
FORM 8-K

CURRENT REPORT
 _______________________________________________

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  September 27, 2016

Atkore International Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37793	90-0631463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 South Lathrop Avenue Harvey, Illinois	60426
(Address of principal executive offices)	(Zip Code)
(708) 339-1610
(Registrant’s telephone number, including area code
 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
The slide presentation attached hereto as Exhibit 99.1, and incorporated herein by reference, will be presented at the Deutsche Bank Leveraged Finance Conference on September 27, 2016, and may be used by Atkore International Group Inc. in various other presentations to investors.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01. Other Events.
We intend to hold our first Annual Meeting of Shareholders (the “Annual Meeting”) no earlier than January 20, 2017 and no later than March 30, 2017, with the exact date, time and location to be determined and specified in our proxy statement related to the Annual Meeting.
Under the U.S. Securities and Exchange Commission’s proxy rules, we have set the deadline for submission of proposals to be included in our proxy materials for the Annual Meeting as the close of business on November 7, 2016, assuming the outer date of March 30, 2017. Accordingly, in order for a shareholder proposal to be considered for inclusion in our proxy materials for the Annual Meeting, the proposal must be received by our Corporate Secretary, Atkore International Group Inc., 16100 South Lathrop Avenue, Harvey, Illinois 60426, on or before the close of business on November 7, 2016, and must comply with the procedures and requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended.
In accordance with the advance notice requirements contained in our second amended and restated by-laws, for director nominations or other business to be brought before the Annual Meeting by a shareholder, other than Rule 14a-8 proposals described above, written notice must be delivered no earlier than on October 18, 2016, and no later than the close of business on November 17, 2016, to our Corporate Secretary, Atkore International Group Inc., 16100 South Lathrop Avenue, Harvey, Illinois 60426. These shareholder notices also must comply with the requirements of our second amended and restated by-laws and will not be effective otherwise.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Atkore International presentation at the Deutsche Bank Leveraged Finance Conference, dated September 27, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATKORE INTERNATIONAL GROUP INC.

Date: September 27, 2016	By:	/s/ Daniel S. Kelly
Daniel S. Kelly
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Atkore International presentation at the Deutsche Bank Leveraged Finance Conference, dated September 27, 2016.